UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2009

LINKWELL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-24977	65-1053546
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1104 Jiatong Road, Jiading District, Shanghai, China	201807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (86) 21-5566-6258

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry into Material Definitive Agreement.

On December 28, 2009, Linkwell Corp. (the “Company”) announced that on December 21, 2009, the Company, Linkwell Tech Group Inc., a Florida corporation and wholly owned subsidiary of the Company (“Linkwell Tech”), Shanghai Likang Disinfectant Hi-Tech Co., Ltd., a Chinese corporation and wholly owned subsidiary of Linkwell Tech (“Likang Disinfectant”), Inner Mongolia Wuhai Chengtian Chemical Co., Ltd., a corporation organized under the laws of China (“Wuhai Chengtian”) and Honglin Li, a stockholder of Wuhai Chengtian, entered into (and simultaneously closed) a stock purchase agreement (the “Stock Purchase Agreement”) whereby Likang Disinfectant purchased 35% of the outstanding capital stock of Wuhai Chengtian from Honglin Li in exchange (the “Exchange”) for approximately $463,235 (3,150,000 RMB) and 4,000,000 shares of the Company’s common stock, $0.0005 par value per share (“Linkwell Shares”). Prior to this transaction, Likang Disinfectant owned 16% of the capital stock of Wuhai Chengtai. Upon the closing of this transaction, Lihang Disinfect will own 51% of the capital stock of Wuhai Chengtai. Wuhai Chengtian manufactures materials the Company uses to make certain of its disinfectant products.

The parties to the Stock Purchase Agreement have been unable to obtain governmental tax approval of the transactions contemplated thereby.  As such, on February 26, 2010, the Company, Linkwell Tech, Likang Disinfectant, Wuhai Chengtian and Honglin Li entered into Amendment No. 1 to the Stock Purchase Agreement (the “Amendment”) whereby the Stock Purchase Agreement has been amended such that the Exchange is now contingent upon the parties receiving governmental approval of the transaction.

The preceding descriptions of the terms of the Stock Purchase Agreement and the Amendment are qualified in their entirety by reference to the Stock Purchase Agreement filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 28, 2009 and Exhibit 10.2 hereto and are incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 above are incorporated into this Item 3.02 by reference.

When the Exchange takes place, the Company intends to rely on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided under Section 4(2) of the Securities Act when issuing the Linkwell Shares. The Company does not intend to rely on Rule 903 of Regulation S, as previously disclosed.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

10.1
Stock Purchase Agreement, dated December 21, 2009, by and among Linkwell Corp., Linkwell Tech Group Inc., Shanghai Likang Disinfectant Hi-Tech Co., Ltd., Inner Mongolia Wuhai Chengtian Chemical Co., Ltd. and Honglin Li (filed as Exhibit 10.1 to the Form 8-K filed December 28, 2009 and incorporated herein by reference).

10.2
Amendment No. 1 to the  Stock Purchase Agreement, dated February 26, 2010, by and among Linkwell Corp., Linkwell Tech Group Inc., Shanghai Likang Disinfectant Hi-Tech Co., Ltd., Inner Mongolia Wuhai Chengtian Chemical Co., Ltd. and Honglin Li.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKWELL CORPORATION

By: /s/ Xuelian Bian
Xuelian Bian
President and Chief Executive Officer
Date: March 4, 2010